UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 15, 2016

Charles River Laboratories International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15943	06-1397316
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

251 Ballardvale St., Wilmington, Massachusetts		01887
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-222-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 15, 2016, the Board of Directors of Charles River Laboratories International, Inc. (the "Company") amended the Company's amended and restated bylaws to delete language that shareholders may remove directors only for cause. The amendment revises section 2.14 of the third amended and restated bylaws to authorize the Company’s shareholders, by the affirmative vote of the holders of a majority of shares then entitled to vote at an election of directors, to remove directors without cause. The foregoing description is qualified in its entirety by the full text of the fourth amended and restated bylaws, a copy of which is attached as Exhibit 3.2 and incorporated by referenced herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2 Fourth Amended and Restated Bylaws of Charles River Laboratories International, Inc. effective January 15, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Charles River Laboratories International, Inc.

January 15, 2016	By:	Matthew Daniel

Name: Matthew Daniel
Title: Corporate Vice President, Legal Compliance & Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

3.2	Fourth Amended and Restated Bylaws of Charles River Laboratories International, Inc. effective January 15, 2016.